Exhibit 10.14

AMENDMENT NO.2 AND GUARANTOR JOINDER TO THE CREDIT AGREEMENT

AMENDMENT NO. 2 AND GUARANTOR JOINDER TO THE CREDIT AGREEMENT, dated as of December 13, 2012 (this "Agreement"), to the Credit Agreement (as defined below), is entered into by and among Revett Silver Company, a corporation duly organized and existing under the laws of the State of Montana (the "Borrower"), each of the Guarantors (as defined therein) party thereto (the "Existing Guarantors"), Revett Exploration, Inc., a corporation duly organized and existing under the laws of the State of Montana (the "Revett Exploration"), Revett Holdings, Inc., a corporation duly organized and existing under the laws of the State of Montana (the "Revett Holdings" and, together with Revett Exploration, the "New Guarantors") and Société Générale, as administrative agent (in such capacity, the "Administrative Agent").

PRELIMINARY STATEMENTS:

(1)           The Borrower, the Existing Guarantors, the Administrative Agent and Société Générale, as LIC Issuer (in such capacity, the ''L/C Issuer") have entered into that certain Credit Agreement, dated as of December 8, 2011 and amended pursuant to Amendment No. 1 to the Credit Agreement, dated as of August 7, 2012 (the "Credit Agreement"). Capitalized terms not otherwise defined in this Agreement have the same meanings as specified in the Credit Agreement.

(2)           Section 6.13(c) of the Credit Agreement provides, inter alia, that the Borrower shall cause any new Subsidiaries to become party to the Credit Agreement as a Loan Party. Each of the undersigned New Guarantors is executing this Agreement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Credit Agreement in order to induce the Lenders to make additional Revolving Credit Loans and the L/C Issuer to issue additional Letters of Credit and as consideration for Revolving Credit Loans previously made and Letters of Credit previously issued.

(3)           Pursuant to Section 11.01 of the Credit Agreement, no amendment or waiver of any provision of the Credit Agreement, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent.

(4)           Subject to the satisfaction of the conditions set forth herein, the Borrower, the Guarantors, the Administrative Agent and the Required Lenders have agreed to amend the Credit Agreement to effect the changes described in clause (2) of these Preliminary Statements and make certain related amendments to the Credit Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1.      Amendments to Credit Agreement. The Credit Agreement is, effective as of the Effective Date (as defined below) and subject to the satisfaction of the conditions set forth in Section 2 hereof, hereby amended as follows:

(a)           The following definition is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical position:

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"Non-Grantor Subsidiary" means each of RCR, Revett Exploration, Inc. and Revett Holdings, Inc.

(b)           The definitions of "Excluded Collateral" and "Guarantors" and Sections 5.20(c),

7.02(f), 7.03(b), 7.03(c), 7.03(l), 7.04(c) and 7.05(d) of the Credit Agreement are each hereby amended by replacing "RCR" with the words "any Non-Grantor Subsidiary".

(c)           Section 7.05(d) of the Credit Agreement is hereby further amended by adding the following words at the end of the parenthetical thereof after "Holdings":

"provided that, notwithstanding anything to the contrary set forth herein, (i) the Borrower shall be permitted to transfer to Revett Exploration, Inc. the mining claims and interests located in Sanders County, Montana and described in Part 1 of Schedule 7.05(d) and (ii) RCR shall be permitted to transfer to Revett Holdings, Inc. the mining claims and interests and Real Property described in Part 2 of Schedule 7.05(d)"

(d)           The Credit Agreement is hereby amended by adding as Schedule 7.05(d) thereto the schedule attached hereto as Schedule A.

SECTION 2.      Guarantor Joinder. In accordance with Section 6.13(c) of the Credit Agreement, each New Guarantor by its signature below becomes a Guarantor under the Credit Agreement with the same force and effect as if originally named therein as a Guarantor, and each New Guarantor hereby agrees to all the terms and provisions of the Credit Agreement applicable to it as a Guarantor thereunder. Each reference to a "Guarantor" in the Credit Agreement or any other Loan Document shall be deemed to include each New Guarantor. The Credit Agreement is hereby incorporated herein by reference.

SECTION 3.      Conditions to Effectiveness. This Agreement shall become effective on the date (the "Effective Date") when, and only when, each of the following conditions shall have been satisfied:

(a)           The Administrative Agent shall have received the following documents:

(i)             counterparts of this Agreement executed by the Borrower, each Existing Guarantor, each New Guarantor and the Required Lenders;

(ii)            the certificates representing the Equity Interests of each New Guarantor, together with undated stock powers, in blank, executed by a Responsible Officer of the Borrower; and

(iii)           an officer's certificate of each New Guarantor, in form and substance reasonably satisfactory to the Administrative Agent, with attachments containing the charter documents, by-laws, appropriate resolutions and other documents of such New Guarantor reasonably requested by the Administrative Agent.

(b)           The Administrative Agent shall have received evidence that all reasonable out- of-pocket fees and expenses of the Administrative Agent (including reasonable attorneys' fees and expenses) then due shall have been paid.

SECTION 4.      Representations and Warranties. Each Loan Party (including each New Guarantor) represents and warrants as follows:

(a)           Assuming the effectiveness of this Agreement and after giving effect to it, all representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects on and as of the date hereof; provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; and provided, further, that

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any representation and warranty that is qualified as to "materiality", "Material Adverse Effect" or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(b)          (i) It has the requisite power to execute and deliver this Agreement, and all corporate or other action required to be taken by it for the due and proper authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby has been duly and validly taken and (ii) this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

(c)           After giving effect to this Agreement, no Default has occurred and is continuing, or would result from the occurrence of the Effective Date.

SECTION 5.      Reference to and Effect on the Credit Agreement and the Loan Documents.

(a)           On and after the effectiveness of this Agreement, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof' or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof' or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Agreement.

(b)           The Credit Agreement, as specifically amended by this Agreement, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Revolving Credit Lender, the L/C Issuer or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d)           Each Loan Party agrees that this Agreement shall be a Loan Document for all purposes of the Credit Agreement as amended hereby and the other Loan Documents.

SECTION 6.      Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different pa1ties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 7.      Miscellaneous. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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SECTION 8.      GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLTCATION OF THE LAWS OF ANOTHER JURISDICTION.

SECTION 9.      Notices. All communications and notices hereunder to each of the Borrower, the Existing Guarantors and the Administrative Agent shall be in writing and given as provided in Section 11.02 of the Credit Agreement. All communications and notices hereunder to each New Guarantor shall be given to it at its address specified on the signature pages hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

REVETT SILVER COMPANY,
as the Borrower

By: /s/ Ken Eickerman
Title: CFO

REVETT MINERALS INC.,
as a Guarantor

By: /s/ Ken Eickerman
Title: CFO

TROY MINE INC.
as a Guarantor

By: /s/ Ken Eickerman
Title: CFO

RC RESOURCES, INC.
as a Guarantor

By: /s/ Ken Eickerman
Title: CFO

Exhibit 10.14

REVETT EXPLORATION, INC.
as a New Guarantor

By: /s/ Ken Eickerman
Title: CFO

Address for Notices:
Revett Exploration, Inc.
c/o Revett Silver Company
11115 East Montgomery Dr., Suite G Spokane Valley, WA 99206
Attention: Ken Eickerman
Fax: 509-891-8901
Telephone: 509-921-2294
Email: eickerman@revettminerals.com

REVETT HOLDINGS, INC.,
as a New Guarantor

By: /s/ Ken Eickerman
Title: CFO

Address for Notices:
Revett Holdings, Inc.
c/o Revett Silver Company
11115 East Montgomery Dr., Suite G Spokane Valley, WA 99206
Attention: Ken Eickerman
Fax: 509-891-8901
Telephone: 509-921-2294
Email: eickerman@revettminerals.com

SOCIÉTÉ GÉNÉRALE,
as Revolving Credit Lender

By: /s/ Daniel Ota
Title: Director

SOCIÉTÉ GÉNÉRALE,
as Administrative Agent

By: /s/ Daniel Ota
Title: Director